UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report: March 31, 2014

TIFFANY & CO.
(Exact name of Registrant as specified in its charter)

Delaware	1-9494	13-3228013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Fifth Avenue, New York, New York		10010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On March 31, 2014, Laurelton Diamonds Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware (the “Original Lender”), entered into the Fourth Amendment Agreement (the “Amendment”) relating to a US $50 Million Amortising Term Loan Facility Agreement with Koidu Limited, a British Virgin Islands company (the “Borrower”), and BSG Resources Limited, a Guernsey company (the “Guarantor”).

The Borrower, the Guarantor, and the Original Lender entered into the amortising term loan facility agreement on March 30, 2011 (as amended to the date hereof, the “Loan”), pursuant to which the Original Lender has loaned US $50 million to the Borrower. The Borrower operates a kimberlite diamond mine in the Kono district of Sierra Leone (the “Mine”) from which the Original Lender acquires diamonds, and the Borrower is required under the terms of the Loan to apply the proceeds of the Loan to capital expenditures necessary to expand the Mine, among other purposes.

Among other provisions, the Amendment provides that payments of principal due in 2014 shall be paid on a monthly basis rather than on a semi-annual basis. Giving effect to the Amendment, the Loan is required to be repaid in full by March 2017 through monthly payments from March through December 2014 and semi-annual payments beginning in March 2015. The Loan is subject to an interest rate per annum, accruing at the greater of (i) LIBOR plus 3.5 percent or (ii) 4 percent (plus an additional 2 percent per annum of interest on payments of principal due in 2013 that were deferred to subsequent years pursuant to an amendment to the Loan dated as of March 29, 2013).

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, a copy of which is attached as Exhibit 10.15d to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.15d
Fourth Amendment Agreement, dated as of March 31, 2014, relating to a US $50 Million Amortising Term Loan Facility Agreement dated March 30, 2011, by and between Koidu Limited (as Borrower), BSG Resources Limited (as Guarantor) and Laurelton Diamonds, Inc. (as Original Lender).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIFFANY & CO.
(Registrant)

By: /s/ Patrick B. Dorsey
Patrick B. Dorsey
Senior Vice President, Secretary
and General Counsel
Date: March 31, 2014

EXHIBIT INDEX

Exhibit No.	Description

10.15d
Fourth Amendment Agreement, dated as of March 31, 2014, relating to a US $50 Million Amortising Term Loan Facility Agreement dated March 30, 2011, by and between Koidu Limited (as Borrower), BSG Resources Limited (as Guarantor) and Laurelton Diamonds, Inc. (as Original Lender).

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